Long-term Receivables (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2017	Dec. 31, 2016
Disclosure of tax receivables and payables [text block] [Abstract]
Accrued interest			$ 3.6
Non-trade payables and accrued expenses			$ 3.6
Accrued balance		$ 1.8
Long-term Receivables, description	As at December 31, 2021, The Company has paid $1.6 million to the Receiver General, and the Canada Revenue Agency (CRA) has withheld $2.3 million of HST credits due to the Company that would fully cover the residual balance, including interest, should the Company be unsuccessful in its challenge. In 2021, based on further study of the facts and circumstances of the Company’s objection, the Company concluded that it was more likely than not that it will be successful in its objection and reclassified the $3.9 million as long-term receivables on the consolidated statements of financial position as at December 31, 2021.